Exhibit 99.2
PRELIMINARY COPIES—SUBJECT TO COMPLETION
NEWALLIANCE BANCSHARES, INC.
SPECIAL MEETING OF STOCKHOLDERS
[          , 2010]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned stockholder of NewAlliance Bancshares, Inc. (“NewAlliance”) hereby appoints Robert J. Lyons, Jr., Eric A. Marziali, Julia M McNamara and Gerald B. Rosenberg, and each of them acting singly, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of stockholders of NewAlliance, to be held at [                    ] Eastern Standard Time, on [               , 2010], at [the Crowne Plaza Cromwell, 100 Berline Road, Cromwell, Connecticut], and at any adjournments or postponements thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that may properly come before the meeting, as more fully described in the proxy statement received by the undersigned stockholder. If no direction is made, the proxy will be voted “FOR” Item 1 and “FOR” Item 2.
     The undersigned stockholder may revoke this proxy at any time before it is voted, as follows: (i) deliver either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Judith E. Falango, First Vice President – Investor Relations and Corporate Secretary; (ii) re-vote by telephone or on the internet; or (iii) attend the special meeting and vote in person.
     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.
(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF NEWALLIANCE BANCSHARES, INC. [ , 2010] PROXY VOTING INSTRUCTIONS INTERNET— Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE— Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. MAIL— Sign, date and mail your proxy card in the envelope provided as soon as possible. COMPANY NUMBER Vote online/phone until 11:59 PM EST the day before the special meeting. ACCOUNT NUMBER IN PERSON— You may vote your shares of common stock in person by attending the special meeting. \/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet. \/ PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1. FOR AGAINST ABSTAIN 1. To adopt the Agreement and Plan of Merger, dated as of August 18, 2010, as amended by and between First Niagara Financial Group, Inc., FNFG Merger Sub, Inc. and NewAlliance Bancshares, Inc. and approve the transactions contemplated by the Agreement and Plan of Merger, including the merger of FNFG Merger Sub, Inc. with and into NewAlliance Bancshares, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2. FOR AGAINST ABSTAIN 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Agreement and Plan of Merger. The proxies are authorized to vote upon any other business that properly comes before the special meeting or any adjournment of the meeting, in accordance with the determination of a majority of the Board of Directors. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[NEWALLIANCE LOGO]
Dear 401(k) Plan Participant:
     On behalf of the Board of Directors of NewAlliance Bancshares, Inc. (“NewAlliance”), I am forwarding to you this vote authorization form for the purpose of conveying your voting instructions to Wachovia Bank, NA, (the “401(k) Plan Trustee”) on the proposals to be presented at the special meeting of the stockholders of NewAlliance, to be held at [                    ] Eastern Standard Time, on [          , 2010], and any adjournments or postponements thereof and with discretionary authority on all other matters that may properly come before the meeting, as directed on the reverse side, with respect to the matters set forth on the reverse side, as more fully described in the proxy statement received by the undersigned stockholder.
     As an investor in the NewAlliance Stock Fund under the 401(k) Plan, you are entitled to vote all shares of NewAlliance common stock credited to your account in the 401(k) Plan as of [         , 2010]. Please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope, or provide your vote authorization via the toll-free number or at the internet address on the vote authorization form. All allocated shares of NewAlliance common stock will be voted as directed by participants, as long as participants’ instructions are received by the 401(k) Plan Trustee by the cut-off date, [ , 2010]. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of NewAlliance or NewAlliance Bank.
     If you do not direct the 401(k) Plan Trustee as to how to vote your shares, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.
Sincerely,
Peyton R. Patterson
Chairman, President and Chief Executive Officer

NEWALLIANCE BANCSHARES, INC.
SPECIAL MEETING OF STOCKHOLDERS
[          ], 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your vote authorization form.
     I understand that Wachovia Bank, NA (the “401(k) Plan Trustee”) is the holder of record and custodian of all shares of NewAlliance Bancshares, Inc. (“NewAlliance”) common stock accredited to my account under the 401(k) Plan. I understand that my voting instructions are solicited on behalf of NewAlliance’s Board of Directors for the special meeting of the stockholders to be held on [         , 2010].
     Accordingly, the 401(k) Plan Trustee is to vote my shares of common stock as follows:
(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
NEWALLIANCE BANCSHARES, INC. [ , 2010] 401(k) VOTE AUTHORIZATION FORM PROXY VOTING INSTRUCTIONS INTERNET— Access “www.voteproxy.com” and follow the on-screen instructions. Have your vote authorization form available when you access the web page, and use the Company Number and Account Number shown on your vote authorization form. TELEPHONE— Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your vote authorization form available when you call and use the Company Number and Account Number shown on your vote authorization form. Send your vote instructions online/phone until 11:59 PM EST the day before the cut-off date of [ , 2010]. COMPANY NUMBER MAIL— Sign, date and mail your vote authorization form in the envelope provided as soon as possible. ACCOUNT NUMBER \/ Please detach along perforated line and mail in the envelope provided IF you are not sending your vote instructions via telephone or the internet. \/ PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1. FOR AGAINST ABSTAIN 1. To adopt the Agreement and Plan of Merger, dated as of August 18, 2010, as amended by and between First Niagara Financial Group, Inc., FNFG Merger Sub, Inc. and NewAlliance Bancshares, Inc. and approve the transactions contemplated by the Agreement and Plan of Merger, including the merger of FNFG Merger Sub, Inc. with and into NewAlliance Bancshares, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2. FOR AGAINST ABSTAIN 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Agreement and Plan of Merger. The proxies are authorized to vote upon any other business that properly comes before the special meeting or any adjournment of the meeting, in accordance with the determination of a majority of the Board of Directors. The 401(k) Plan Trustee is hereby authorized to vote any shares of NewAlliance common stock credited to me in its trust capacity as indicated above. If no direction is given to the 401(k) Plan Trustee, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[NEWALLIANCE LOGO]
Dear ESOP Participant:
     On behalf of the Board of Directors of NewAlliance Bancshares, Inc. (“NewAlliance”), I am forwarding to you this vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services (the “ESOP Trustee”) on the proposals to be presented at the special meeting of the stockholders of NewAlliance, to be held at [               ] Eastern Standard Time, on [                    , 2010], and any adjournments or postponements thereof and with discretionary authority on all other matters that may properly come before the meeting, as directed on the reverse side, with respect to the matters set forth on the reverse side, as more fully described in the proxy statement received by the undersigned stockholder.
     As a participant in the NewAlliance Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of NewAlliance common stock allocated to your account as of [         , 2010]. Please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope, or provide your vote authorization via the toll-free number or at the internet address on the vote authorization form. All allocated shares of NewAlliance common stock will be voted as directed by participants, as long as participants’ instructions are received by the ESOP Trustee by the cut-off date, [               , 2010]. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of NewAlliance or NewAlliance Bank.
     If you do not direct the ESOP Trustee as to how to vote the shares of NewAlliance common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in the same proportion as votes received from other ESOP participants.
Sincerely,
Peyton R. Patterson
Chairman, President and Chief Executive Officer

NEWALLIANCE BANCSHARES, INC.
SPECIAL MEETING OF STOCKHOLDERS
[          , 2010]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at www.voteproxy.com and follow the simple instructions. Use the Company Number and Account Number shown on your vote authorization form.
     I understand that First Bankers Trust Services (the “ESOP Trustee”) is the holder of record and custodian of all shares of NewAlliance Bancshares, Inc. (“NewAlliance”) common stock allocated to my ESOP account. I understand that my voting instructions are solicited on behalf of NewAlliance’s Board of Directors for the special meeting of the stockholders to be held on [         , 2010].
     Accordingly, the ESOP Trustee is to vote my shares of common stock as follows:
(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF NEWALLIANCE BANCSHARES, INC. [ , 2010] ESOP VOTE AUTHORIZATION FORM PROXY VOTING INSTRUCTIONS INTERNET— Access “www.voteproxy.com” and follow the on-screen instructions. Have your vote authorization form available when you access the web page, and use the Company Number and Account Number shown on your vote authorization form. TELEPHONE— Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your vote authorization form available when you call and use the Company Number and Account Number shown on your vote authorization form. Send your vote instructions online/phone until 11:59 PM EST the day before the cut-off date of [ , 2010]. COMPANY NUMBER MAIL— Sign, date and mail your vote authorization form in the envelope provided as soon as possible. ACCOUNT NUMBER \/ Please detach along perforated line and mail in the envelope provided IF you are not sending your vote instructions via telephone or the internet. \/ PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1. FOR AGAINST ABSTAIN 1. To adopt the Agreement and Plan of Merger, dated as of August 18, 2010, as amended by and between First Niagara Financial Group, Inc., FNFG Merger Sub, Inc. and NewAlliance Bancshares, Inc. and approve the transactions contemplated by the Agreement and Plan of Merger, including the merger of FNFG Merger Sub, Inc. with and into NewAlliance Bancshares, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2. FOR AGAINST ABSTAIN 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Agreement and Plan of Merger. The proxies are authorized to vote upon any other business that properly comes before the special meeting or any adjournment of the meeting, in accordance with the determination of a majority of the Board of Directors. The ESOP Trustee is hereby authorized to vote any shares of NewAlliance common stock credited to me in its trust capacity as indicated above. If no direction is given to the ESOP Trustee, the ESOP Trustee will vote your shares held in the ESOP in the same proportion as votes received from other participants in the ESOP. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.